UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 ___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 25, 2022

___________________

YONG BAI CHAO NEW RETAIL CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-56129	20-3626387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3209, South Building, Building 3, No. 39 Hulan

West Road, Boashan District

Shanghai PRC

(Address of principal executive offices) (Zip Code)

+18621601569
(Registrant’s telephone number, including area code)

_________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective January 25, 2022, Wang Fei resigned from his positions as Chief Financial Officer and Secretary of Yong Bai Chao New Retail Corporation, a Nevada corporation (the “Company”). Mr. Wang has retained his position as the Chief Executive Officer and Chairman of the Board of the Company. His resignation was not due to any dispute or disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective January 25, 2022, the following individuals were appointed to serve in the offices set forth next to their names and to fill the vacancies caused by Mr. Wang’s resignation until their successor(s) shall be duly elected or appointed, unless he or she resigns, is removed from office or is otherwise disqualified from serving as a director or officer of the Company.

Name	Age	Office(s)
TANG Yanying	44	Chief Financial Officer
ZHU Luzhen	39	Secretary
LU Zhengpeng	41	Marketing Director, Director
YANG Li	33	Administrative Director, Director
MA Daquan	40	Director

Ms. Tang Yanying, age 44, has served as the Chief Financial Officer of Yongbaichao New Retail (Shenzhen) Co., Ltd. since February 2021. She holds an intermediate accountant certificate, has more than 20 years of financial work experience, and has extensive experience in financial budgeting, accounting, analysis and management. From June 2011 to October 2020, Ms. Tang served as the group financial manager of Shenzhen Dongfang Jinyu Jewelry Industry Co., Ltd., a listed company in China's A-share market (Code: 600086) and participated in the company's 750 million bond issuance project. From November 2005 to May 2011, she worked as the accounting supervisor in Shanghai Weiji International Logistics Co., Ltd. Shenzhen Branch. And during July 2002 to November 2005, she worked as accountant in Shenzhen Sanjiu Property Management Co., Ltd.. From September 2017 to July 2020, she studied at China University of Geosciences, majoring in accounting, and graduated with a bachelor's degree.  Ms. Tang Yanying brings to the board her deep experience in financial budgeting, accounting, analysis and management and knowledge of PRC financial laws, financial systems and taxation policies.

Ms. Zhu Luzhen, age 39, has served as the Secretary of Yongbaichao New Retail (Shenzhen) Co., Ltd. since February 2021. Ms Zhu worked successively as the secretary of the board of directors in Shenzhen Guojin Guoyin Holdings Co., Ltd. from September 2018 to May 2020, and in Shenzhen Ounai New Materials Co., Ltd. (stock code: 839679) from May 2018 to August 2018. During May 2017 to April 2018, Ms. Zhu founded Shenzhen Ruize Industrial Co., Ltd. and worked as General Manager. From May 2012 to December 2016, she had a partner in Shenzhen Yiwei Culture Development Co., Ltd. and served as Operation Manager. Ms Zhu Luzhen studied at Bangor University of Welsh, UK, studying for a degree in MBA Banking & Finance in 2009 and studied Pre-Masters in Business, Social Science & Law at Glasgow University, UK in 2008.  She holds Secretary of the Board of Directors Certificate of NEEQ and Shenzhen Stock Exchange, certificate of practice in securities and funds, certificate of securities investment consulting business.  Ms.. Zhu brings to the Board her experience as a corporate secretary for publicly listed companies.

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Mr. Lu Zhengpeng, age 41,  has served as Marketing Director of Yongbaichao New Retail (Shenzhen) Co., Ltd. since February 2020. From January 2020 to January 2021, he worked in Linghe Investment Holding Group (Shenzhen) Co., Ltd. as Vice President. During January 2012 to August 2019, he served as General Manager in Dandong Yipinyuan Trading Co., Ltd.. From May 2008 to December 2011, Mr Lu worked in the corporate business department of the Dandong branch of the Postal Savings Bank of China, and was awarded the title of Advanced Worker of the Dandong Branch of Postal Savings Bank of China in 2012. Mr .Lu was graduated from Dandong Normal University in 2003, majoring in economics and trade.  Mr. Lu brings to the board his experience in marketing and retail operations.

Ms. Yang Li, age 33, has served as Administrative Director of Yongbaichao New Retail (Shenzhen) Co., Ltd. since February 2021. From 2019 to present, she established Niling (Guangzhou) Biotechnology Co., Ltd. and served as its General Manager.  From January 2011 till December 2018, she worked as a General Manager in her self-operated Hanshu cosmetics chain store. Ms. Yang studied at Changsha Normal School and obtained a college degree in English Education from 2005 to 2010.  Ms. Yang holds a primary school teacher qualification certificate.  Ms. Yang brings to the board her experience in the management and operation of retail chains.

Mr. Ma Daquan, age 40, has served as an independent director of Yongbaichao New Retail (Shenzhen) Co., Ltd. since March 2021.  From July 2016 to December 2021, Mr. Ma was the general manager of Xiaoen Asset Management Co., Ltd., where he participated in the operation and maintenance of the entire industry chain of Financial Holding Group, registered and launched a number of equity funds, securities funds and other funds and undertook many non-performing asset projects. From June 2014 till July 2016, he served as Deputy General Manager of Equity Investment Fund Management (Beijing) Co., Ltd. He served as General Manager of Shenyang Advertising Media Co., Ltd. from December 2012 through October 2014.  He holds certificates of practice in securities, funds and futures.  Mr. Ma received his Bachelor’s Degree in Computer Science and Technology from the Artillery Command College of the People’s Liberation Army in 2010.  Mr. Ma brings to the board his extensive experience  in corporate domestic and overseas listing counseling, asset securitization and investment banking.

None of foregoing persons has a direct family relationship with any of the Company’s directors or executive officers, or any person nominated or chosen by the Company to become a director or executive officer.

None of foregoing officers and directors will receive compensation in connection with their service on our Board of Directors or as an executive officer.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YONG BAI CHAO New RETAIL CORPORATION

Dated: January 25, 2022	By:	/s/ Wang Fei
Wang Fei
Chief Executive Officer

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